                                                                   Exhibit 10.11

                              VSTREAM INCORPORATED

                                 FIRST AMENDMENT
                                       TO
                   SERIES D PREFERRED STOCK PURCHASE AGREEMENT

     This First Amendment to the Series D Preferred Stock Purchase Agreement dated as of November 17, 1999 (the "Purchase Agreement"), is entered into as of December 15, 1999, by and among VStream Incorporated, a Delaware corporation (the "Company"), and the parties identified as additional purchasers on the signature pages hereto (the "Additional Purchasers") (this "First Amendment").

                                    RECITALS

     Whereas, the Company and the holders of the Company's Series D Preferred Stock listed on Exhibit B of the Purchase Agreement are parties to the Purchase Agreement;

     Whereas, in connection with and as a condition to the purchase by the Additional Purchasers of 4,761,334 shares of the Company's Series D Preferred Stock, the Company has agreed to provide the Additional Purchasers the rights set forth in the Purchase Agreement;

     Whereas, under Section 7.8 of the Purchase Agreement, the Purchase Agreement may be amended with written consent of the Company and the holders of at least 66-2/3% of the Shares (as defined in the Purchase Agreement); and

     Whereas, at least 66-2/3% of the Shares (voting on an as-converted basis) have consented in writing to this First Amendment.

     In consideration of the mutual agreements, covenants and considerations contained herein, the parties hereto agree as follows:

     1. Amendment. The first sentence of the first paragraph of the Purchase Agreement is hereby amended in its entirety to read as follows:

          This Series D Preferred Stock Purchase Agreement (the "Agreement") is entered into as of November 17, 1999, by and among VStream Incorporated, a Delaware corporation (the "Company"), and each of those persons and entities, severally and not jointly, whose names are set forth on Exhibit B and Exhibit B-1 attached hereto (collectively, the "Purchasers" and individually, a "Purchaser").

     2. Definitions. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement.

                                       1
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     3.   Additional Purchasers. Upon the effectiveness of this First Amendment, the Additional Purchasers agree to be bound by all of the terms and conditions of the Purchase Agreement as amended herein.

     4. Notices. All notices sent to the Company pursuant to the Purchase Agreement shall be sent to the Company at 1157 Century Drive, Louisville, Colorado 80027.

     5. Effect of Amendment. Except as amended as set forth above, the Purchase Agreement shall continue in full force and effect.

     6. Governing Law. This First Amendment shall be governed and construed in accordance with the laws of the State of Colorado as though made solely among residents of the State of Colorado without regard to conflicts of law principals.

            [The Remainder of this Page is Intentionally Left Blank.]

                                       2
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     IN WITNESS WHEREOF, the undersigned parties have executed this First
Amendment to the Series D Preferred Stock Purchase Agreement as of the date set forth in the first paragraph hereof.

                                COMPANY:

                                VSTREAM INCORPORATED


                                By:/s/ Paul A. Berberian
                                   ------------------------------------------
                                Title: CEO
                                      ---------------------------------------

                                ADDITIONAL PURCHASERS:


                                CENTENNIAL FUND VI, L.P.


                                By: Centennial Holdings VI, LLC
                                    Its General Partner

                                By:/s/ Donald H. Parsons, Jr.
                                   ------------------------------------------
                                   Donald H. Parsons, Jr., Managing Principal


                                CENTENNIAL ENTREPRENEURS FUND VI. L.P.


                                By: Centennial Holdings VI, LLC
                                    Its General Partner

                                By:/s/
                                   ------------------------------------------
                                   Managing Principal

                                CENTENNIAL HOLDINGS I, LLC


                                By:/s/ Donald H. Parsons, Jr.
                                   ------------------------------------------
                                   Donald H. Parsons, Jr., Sr. Vice President


                                UNIVERSITY OF COLORADO FOUNDATION, INC.


                                By:/s/
                                   ------------------------------------------
                                Title:
                                      ---------------------------------------

                                [Signature Page to First Amendment to
                                Purchase Agreement]

                                    /s/ Kim N.C. Tomsic
                                    -----------------------------------------
                                    Kim N.C. Tomsic

                                    /s/ John L. Kurtz, Jr.
                                    -----------------------------------------
                                    John L. Kurtz, Jr.

                                    /s/ Lori K. Bornheimer
                                    -----------------------------------------
                                    Lori K. Bornheimer

                                    /s/ Frances L. Berberian
                                    -----------------------------------------
                                    Frances L. Berberian

                                    /s/ Charles 0. Higgins
                                    -----------------------------------------
                                    Charles 0. Higgins

                                    /s/ Byron R. Chrisman
                                    -----------------------------------------
                                    Byron R. Chrisman

                                    /s/
                                    -----------------------------------------
                                    T. Charles Fial TTEE FBO T. Charles
                                    Fial 1997 Revocable trust DTD 9/30/97

                                    /s/ Eva Garibian
                                    -----------------------------------------
                                    Eva Garibian

                                    /s/ Vahe Garibian
                                    -----------------------------------------
                                    Vahe Garibian

                                    /s/ Mathew S. Martin
                                    -----------------------------------------
                                    Mathew S. Martin

                                    /s/ Karen S. Martin
                                    -----------------------------------------
                                    Karen S. Martin

                                    /s/ Thomas Patsiga
                                    -----------------------------------------
                                    Thomas Patsiga

                                    /s/
                                    ----------------------------------------
                                    Charles Schwab & Co., Inc. FBO Austin R.
                                    Gibbons
                                    IRA Acct. #36500 127

                                    /s/ Jarvis Seccombe
                                    -----------------------------------------
                                    Jarvis Seccombe


                                    [Signature Page to First Amendment to
                                    Purchase Agreement]

                                       4
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                                         /s/ Diane Seccombe
                                         ------------------------------------
                                         Diane Seccombe

                                         /s/ Rimvydas Ambraziunas
                                         ------------------------------------
                                         Rimvydas Ambraziunas

                                         /s/ Marsha Ambraziunas
                                         ------------------------------------
                                         Marsha Ambraziunas

                                         /s/ Francis X. Malone
                                         ------------------------------------
                                         Francis X. Malone

                                         /s/ David A. Makarechian
                                         ------------------------------------
                                         David A. Makarechian

                                         /s/ Jeremy W. Makarechian
                                         ------------------------------------
                                         Jeremy W. Makarechian

                                         /s/ Alfred E. Moore
                                         ------------------------------------
                                         Alfred E. Moore

                                         /s/ Joanne L. Moore
                                         ------------------------------------
                                         Joanne L. Moore

                                         /s/ Philippe Muller
                                         ------------------------------------
                                         Philippe Muller


                                         [Signature Page to First Amendment to
                                         Purchase Agreement]

                                       5
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                                SOFTBANK TECHNOLOGY VENTURES V, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES ADVISORS
                                FUND V, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES
                                ENTREPRENEURS FUND V, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY VENTURES IV, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                SOFTBANK TECHNOLOGY ADVISORS FUND, L.P.

                                By:    STV IV LLC

                                By: /s/ Bradley A. Feld
                                   -------------------------------
                                Managing Director


                                [Signature Page to First Amendment to Purchase Agreement]

                                       6

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                                   EXHIBIT B-1

                    SCHEDULE OF PURCHASERS FOR SECOND CLOSING

                                 Second Closing


                                                              Aggregate Purchase
        Name and Address                  Number of Shares           Price

Centennial Fund VI, L.P.                         2,658,692        $7,976,076
1428 15th Street
Denver, CO 80202
Fax: (303) 405-7575

Centennial Entrepreneurs Fund VI, L.P.              66,468          $199,404
1428 15th Street
Denver, CO 80202
Fax: (303) 405-7575

Centennial Holdings I, LLC.                         53,174          $159,522
1428 15th Street
Denver, CO 80202
Fax: (303) 405-7575

SOFTBANK Technology Ventures IV, L.P.              813,579        $2,440,737
200 W. Evelyn Avenue, Suite 200
Mountain View, CA 94043
Fax: (650) 962-2030

SOFTBANK Technology Advisors Fund, L.P.             15,588           $46,764
200 W. Evelyn Avenue, Suite 200
Mountain View, CA 94043
Fax: (650) 962-2030

SOFTBANK Technology Ventures V, L.P.               793,264        $2,379,792
200 W. Evelyn Avenue, Suite 200
Mountain View, CA 94043
Fax: (650) 962-2030

SOFTBANK Technology Ventures Advisors Fund          21,641           $64,923
V, L.P.
200 W. Evelyn Avenue, Suite 200
Mountain View, CA 94043
Fax: (650) 962-2030

SOFTBANK Technology Ventures Entrepreneurs          14,262           $42,786
Fund V, L.P.
200 W. Evelyn Avenue, Suite 200
Mountain View, CA 94043
Fax: (650) 962-2030

                                       7
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University of Colorado Foundation, Inc.             16,666           $49,998
P. 0. Box 1140
Boulder, CO 80306-1140
Fax:  (303) 735-9001

Kim N.C. Tomsic                                     24,000           $72,000

John L. Kurtz, Jr.                                  13,334           $40,002

Lori K. Bornheimer                                   7,000           $21,000

Frances L. Berberian                                32,000           $96,000

Charles 0. Higgins                                   7,000           $21,000

Byron R. Chrisman                                  100,000          $300,000

T. Charles Fial TTEE FBO T. Charles Fial 1997       25,000           $75,000
Revocable trst DTD 9/30/97

Eva & Vahe Garibian                                 20,000           $60,000

Mathew S. & Karen S. Martin                         10,000           $30,000

Philippe Muller                                      5,000           $15,000

Thomas Patsiga                                      14,000           $42,000

Austin R. Gibbons                                    7,000           $21,000

Jarvis & Diane Seccombe                              7,000           $21,000

Rimvydas & Marsha Ambraziunas                       13,333           $39,999

Francis X. Malone                                   10,000           $30,000

David A. Makarechian                                   666            $1,998

Jeremy W. Makarechian                                2,667            $8,001

Alfred E. & Joanne L. Moore                         10,000           $30,000

TOTAL                                            4,761,334       $14,284,002

                                       8